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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 12, 2003

                          BioMarin Pharmaceutical Inc.
             (Exact name of registrant as specified in its charter)


           Delaware                     000-26727              68-0397820
(State or other jurisdiction of        (Commission            (IRS Employer
 incorporation or organization)        File Number)         Identification No.)


371 Bel Marin Keys Boulevard, Suite 210, Novato, California               94949
(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:              (415) 884-6700


                                 Not Applicable
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          (Former name or former address, if changed since last report)
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Item 5.           Other Events.

                  On June 12, 2003, the stockholders of BioMarin Pharmaceutical Inc. (the "Registrant") approved an amendment to the Registrant's Amended and Restated Certificate of Incorporation, as previously modified, increasing the number of authorized shares of common stock of the Registrant from 75,000,000 to 150,000,000. The Certificate of Amendment was filed on June 12, 2003 with the Delaware Secretary of State. The complete Amended and Restated Certificate of Incorporation of the Registrant, as modified and amended, is attached hereto as
Exhibit 3.1.


Item 7.      Financial Statements, Pro Forma Financial Statements and Exhibits.


         (a) Financial Statements of Business Acquired.

                  Not Applicable.

         (b) Pro Forma Financial Information.

                  Not Applicable.

         (c) Exhibits.

             Exhibit 3.1 Amended and Restated Certificate of Incorporation, as modified and amended.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BioMarin Pharmaceutical Inc.,
                                        a Delaware corporation


Date: June 20, 2003                     By: /s/ Louis Drapeau
                                            -----------------
                                            Louis Drapeau
                                            Chief Financial Officer



                                  EXHIBIT INDEX

Exhibit No.                Description

Exhibit 3.1 Amended and Restated Certificate of Incorporation, as modified and amended.